UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2023

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard,
St. Louis,	Missouri	63105
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report): N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	CNC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 31, 2023, Centene Corporation (the “Company”) entered into a first amendment (the “First Amendment”) to the Company’s Fourth Amended and Restated Credit Agreement, dated as of August 16, 2021 (as amended, and as may be further amended, supplemented or modified thereto, the “Amended and Restated Credit Agreement”), by and among the Company, the several banks and other financial institutions party thereto, and Wells Fargo Bank, National Association, as the administrative agent.

Pursuant to the terms of the First Amendment, the parties agreed to, among other things, (i) remove and replace the interest rate benchmark based on the London interbank offered rate (“LIBOR”) and related LIBOR-based mechanics applicable to U.S. dollar borrowings under the Amended and Restated Credit Agreement with an interest rate benchmark based on the secured overnight financing rate (“SOFR”) (including a customary credit spread adjustment of 0.10%) and related SOFR-based mechanics and (ii) remove certain provisions which require the Company to make certain mandatory prepayments of the term loans.

The foregoing description of the First Amendment and the Amended and Restated Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the First Amendment (which includes the Amended and Restated Credit Agreement as an exhibit), a copy of which is attached hereto and filed as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
10.1
First Amendment to the Fourth Amended and Restated Credit Agreement, dated as of May 31, 2023, by and among Centene Corporation, the several banks and other financial institutions party thereto, and Wells Fargo Bank, National Association, as the administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	June 6, 2023	By:	/s/ Christopher A. Koster
Christopher A. Koster Executive Vice President, Secretary and General Counsel